Loan And Credit Lines	12 Months Ended
Dec. 31, 2013
Loan And Credit Lines [Abstract]
Long-Term Loan
NOTE 10:-	LOAN AND CREDIT LINES

In 2011 the Company entered into a loan agreement with Bank Hapoalim Ltd. (the "Loan Agreement") for a loan in the principal amount of $ 35,000 (the "Loan").

The Loan Agreement provides that the principal amount of $ 35,000 bear effective interest at a rate of Libor + 3.15%, which Libor is updated every three months. As of December 31, 2013 the accrued interest is $ 68 and is recorded as part of the accrued expenses. The principal amount is to be repaid in 17 quarterly installments from February 19, 2012, through February 19, 2016 and the interest is to be paid in quarterly payments starting as of February 19, 2011.

The loan is secured by a floating charge over all Company assets as well as several customary fixed charges on specific assets and subject to certain financial covenants, as further described below.

In March 2013, the Company was provided with a Credit Facility by four financial institutions. Such agreement provides the Company with revolving credit facilities, under which a sum of up to $ 40,200 in the form of bank guarantees and $ 73,500 in the form of loans shall be available. The new agreement replaced all of the Company's previously existing credit facilities, including the loan agreement (with respect to the Loan provides the same interest and repayment installments set forth in the Loan Agreement). Each portion of the Credit Facility will be operated by its furnishing financial institution.

Borrowings and repayments shall be made directly with the relevant financial institution. Any amounts repaid during the term of the Credit Facility may be re-borrowed up to the amount available under the loan segment of the Credit Facility. In the framework of the Credit Facility, the Company undertook certain financial and other covenants. The Credit Facility shall terminate, and all borrowings shall be repaid, upon March 14, 2016. Repayment may be accelerated by the financial institutions in certain events of default including in insolvency events, failure to comply with financial covenants or an event in which a current or future shareholder acquires control (as defined under the Israel Securities Law) of the Company. As of December 31, 2013, the Company is in compliance with the financial covenants.

As of December 31, 2013 the Company utilized $ 57,226 out of $ 73,500 of available credit lines from several banks. The credit lines carry interest rates of LIBOR+3.21% to LABOR+3.4%.

During the fourth quarter of 2013, the Company announced that it will realign its operations, reduce head count and undertake other cost reduction measures in order to improve profitability. As a result, the Company has amended its Credit Facility arrangements to adjust the financial covenants and applicable interest rates to better reflect new operational results of the Company following the cost reduction plan. The amendment shall be applied until October 1, 2014.  Subsequently, the original covenants will be restored. In April 2014, the Company has further amended its credit facilities - see note 20b for additional information.

The maturities of the principal amount for periods after December 31, 2013 are as follows:

2014 - current maturities	8,232
2015	8,232
2016	2,072

$18,536